Exhibit 99.2

Supplemental Financial Information

For the three and six months ended June 30, 2018

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.
Corporate Overview	1-4
Overview	1-2
Capital Information and Market Capitalization	3
Changes in Total Common and Equivalent Shares/Units	4
Financial Data	5-11
Consolidated Statements of Operations (Unaudited)	5
Consolidated Balance Sheet (Unaudited)	6
Non-GAAP Pro Rata Financial Information (Unaudited)	7-8
2018 Guidance Range	9
Supplemental FFO Information	10
Capital Expenditures	11
Operational Data	12-26
Sales Per Square Foot	12
Sales Per Square Foot by Property Ranking	13-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-24
Joint Venture List	25-26
Debt Tables	27-29
Debt Summary	27
Outstanding Debt by Maturity Date	28-29
Development Pipeline	30
Corporate Information	31

This Supplemental Financial Information should be read in connection with the Company’s second quarter 2018 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date August 1, 2018) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of June 30, 2018, the Operating Partnership owned or had an ownership interest in 48 regional shopping centers and six community/power shopping centers aggregating approximately 52 million square feet of gross leasable area (“GLA”). These 54 centers (which include any related office space) are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

Upon adoption of ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”), on January 1, 2018, the Company changed its accounting for its investment in the Chandler Fashion Center and Freehold Raceway Mall (“Chandler Freehold”) joint venture from a co-venture arrangement to a financing arrangement. Accordingly, the Company replaced its $31.1 million co-venture asset with a $393.7 million financing arrangement liability on its consolidated balance sheets and recorded a charge of $424.8 million to equity as a cumulative effect adjustment. Under ASC 606, any subsequent changes in fair value of the financing arrangement liability are recognized as financing expense in the Company’s consolidated statements of operations. During the three and six months ended June 30, 2018, the Company has included in interest expense ($4.9) million and $3.1 million, respectively in connection with the financing arrangement that consists of i) a credit of $8.8 million and $4.4 million to adjust for the reduction of fair value of the financing arrangement obligation during the three and six months ended June 30, 2018, respectively, ii) distributions of $2.5 million and $4.5 million to its partner representing the partner’s share of net income for the three and six months ended June 30, 2018, respectively, and iii) distributions of $1.4 million and $3.0 million to its partner in excess of the partner’s share of net income for the three and six months ended June 30, 2018, respectively.

The Company presents certain measures in this Exhibit on a pro rata basis which represents (i) the measure on a consolidated basis, minus the Company’s partners’ share of the measure from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that these measures provide useful information to investors regarding its financial condition and/or results of operations because they include the Company’s share of the applicable amount from unconsolidated joint ventures and exclude the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and the Company believes that presenting various measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. Management also uses these measures to evaluate regional property level performance and to make decisions about resource allocations. The Company’s economic interest (as distinct from its legal ownership interest) in certain of its joint ventures could fluctuate from time to time and may not wholly align with its legal ownership interests because of provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses, payments of preferred returns and control over major decisions. Additionally, the Company does not control its unconsolidated joint ventures and the presentation of certain items, such as assets, liabilities, revenues and expenses, from these unconsolidated joint ventures does not represent the Company’s legal claim to such items.

This document contains information constituting forward-looking statements and includes expectations regarding the Company’s future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2017, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2018	12/31/2017	12/31/2016
	dollars in thousands, except per share data
Closing common stock price per share	$56.83	$65.68	$70.84
52 week high	$69.73	$73.34	$94.51
52 week low	$52.12	$52.12	$66.00
Shares outstanding at end of period
Class A non-participating convertible preferred units	90,619	90,619	90,619
Common shares and partnership units	151,576,224	151,253,557	154,567,331

Total common and equivalent shares/units outstanding	151,666,843	151,344,176	154,657,950

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,720,180	$7,692,719	$7,548,481
Equity market capitalization	8,619,227	9,940,285	10,955,969

Total market capitalization	$16,339,407	$17,633,004	$18,504,450

Debt as a percentage of total market capitalization	47.3%	43.6%	40.8%

Portfolio Capitalization at June 30, 2018

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2017	10,259,572	140,993,985	90,619	151,344,176
Conversion of partnership units to cash	(1,015)	—	—	(1,015)
Conversion of partnership units to common shares	(1,000)	1,000	—	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	99,407	109,602	—	209,009

Balance as of March 31, 2018	10,356,964	141,104,587	90,619	151,552,170

Conversion of partnership units to cash	(1,008)			(1,008)
Conversion of partnership units to common shares	(53,704)	53,704	—	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	89,637	26,044	—	115,681

Balance as of June 30, 2018	10,391,889	141,184,335	90,619	151,666,843

The Macerich Company

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands)

	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2018
Revenues:
Minimum rents	$142,883	$285,290
Percentage rents	1,515	3,399
Tenant recoveries	66,762	134,854
Other income	12,889	26,698
Management Companies’ revenues	10,496	21,038

Total revenues	234,545	471,279

Expenses:
Shopping center and operating expenses	68,072	142,582
Management Companies’ operating expenses	20,966	59,289
REIT general and administrative expenses	4,956	12,975
Costs related to shareholder activism	19,369	19,369
Depreciation and amortization	78,868	158,805
Interest expense	38,915	91,550

Total expenses	231,146	484,570
Equity in income of unconsolidated joint ventures	15,669	32,541
Income tax (expense) benefit	(684)	2,265
Loss on sale or write down of assets, net	(9,518)	(47,030)

Net income (loss)	8,866	(25,515)
Less net income attributable to noncontrolling interests	1,050	242

Net income (loss) attributable to the Company	$7,816	$(25,757)

The Macerich Company

Consolidated Balance Sheet (Unaudited)

As of June 30, 2018

(Dollars in thousands)

ASSETS:
Property, net (a)	$6,868,844
Assets held for sale	143,327
Cash and cash equivalents	92,452
Restricted cash	50,060
Tenant and other receivables, net	92,143
Deferred charges and other assets, net	403,758
Due from affiliates	83,275
Investments in unconsolidated joint ventures	1,381,358

Total assets	$9,115,217

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,235,097
Bank and other notes payable	732,801
Accounts payable and accrued expenses	57,880
Other accrued liabilities	292,725
Distributions in excess of investments in unconsolidated joint ventures	92,216
Financing arrangement obligation	389,323

Total liabilities	5,800,042

Commitments and contingencies
Equity:
Stockholders’ equity:
Common stock	1,412
Additional paid-in capital	4,558,873
Accumulated deficit	(1,489,742)
Accumulated other comprehensive loss	(33)

Total stockholders’ equity	3,070,510
Noncontrolling interests	244,665

Total equity	3,315,175

Total liabilities and equity	$9,115,217

(a)	Includes construction in progress of $437,386.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	For the Three Months Ended June 30, 2018		For the Six Months Ended June 30, 2018
	Noncontrolling Interests of Consolidated Joint Ventures (a)	Company’s Share of Unconsolidated Joint Ventures	Noncontrolling Interests of Consolidated Joint Ventures (a)	Company’s Share of Unconsolidated Joint Ventures
Revenues:
Minimum rents	$(8,547)	$81,598	$(16,979)	$165,005
Percentage rents	59	752	(82)	1,904
Tenant recoveries	(4,213)	30,540	(8,477)	61,472
Other income	(450)	8,988	(1,033)	15,272

Total revenues	(13,151)	121,878	(26,571)	243,653

Expenses:
Shopping center and operating expenses	(3,498)	35,666	(7,663)	71,973
Depreciation and amortization	(3,635)	42,596	(7,276)	86,180
Interest expense	(5,597)	28,227	(10,737)	53,660

Total expenses	(12,730)	106,489	(25,676)	211,813
Equity in income of unconsolidated joint ventures	(77)	(15,592)	(655)	(31,886)
Loss on sale or write down of assets, net	10	203	(580)	46

Net income	(488)	—	(2,130)	—
Less net income attributable to noncontrolling interests	(488)	—	(2,130)	—

Net income attributable to the Company	$—	$—	$—	$—

(a)	Represents the Company’s partners’ share of consolidated joint ventures.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	As of June 30, 2018
	Noncontrolling Interests of Consolidated Joint Ventures (a)	Company’s Share of Unconsolidated Joint Ventures
ASSETS:
Property, net (b)	$(365,179)	$4,345,858
Assets held for sale	(107,495)	—
Cash and cash equivalents	(13,176)	119,501
Restricted cash	—	8,654
Tenant and other receivables, net	(17,779)	54,312
Deferred charges and other assets, net	(4,223)	141,899
Due from affiliates	216	(2,747)
Investments in unconsolidated joint ventures, at equity	—	(1,381,358)

Total assets	$(507,636)	$3,286,119

LIABILITIES AND EQUITY:
Mortgage notes payable	$(421,691)	$3,116,029
Bank and other notes payable	(2,056)	60,000
Accounts payable and accrued expenses	(3,781)	58,121
Other accrued liabilities	(39,279)	144,185
Distributions in excess of investments in unconsolidated joint ventures	—	(92,216)
Financing arrangement obligation	(389,323)	—

Total liabilities	(856,130)	3,286,119

Equity:
Stockholders’ equity	367,007	—
Noncontrolling interests	(18,513)	—

Total equity	348,494	—

Total liabilities and equity	$(507,636)	$3,286,119

(a)	Represents the Company’s partners’ share of consolidated joint ventures.
(b)	This includes $12,376 of construction in progress relating to the Company’s partners’ share from consolidated joint ventures and $241,733 of construction in progress relating to the Company’s share from unconsolidated joint ventures.

The Macerich Company

2018 Guidance Range (Unaudited)

Management is revising its previous estimate of diluted EPS and FFO per share guidance for 2018. A reconciliation of estimated EPS to FFO per share-diluted, excluding costs related to shareholder activism, follows:

Year 2018 Guidance
Earnings Expectations:
Earnings per share—diluted	$0.24 - $0.34
Plus: real estate depreciation and amortization	3.15 - 3.15
Plus: loss on sale or write-down of depreciable assets	0.31 - 0.31
Plus: financing expense in connection with the adoption of ASC 606 (Chandler Freehold)	(0.01 - 0.01)

FFO per share, diluted	$3.69 - $3.79
Plus: costs related to shareholder activism	$0.13 - $0.13

FFO per share—diluted, excluding costs related to shareholder activism	$3.82 - $3.92

Underlying Assumptions to 2018 Guidance
Cash Same Center Net Operating Income (“NOI”) Growth(a)	1.50% - 2.0%

	Year 2018 ($ millions)(b)	Year 2018 FFO / Share Impact
Lease termination income	$15	$0.10
Capitalized interest	$25	$0.17
Bad debt expense	($5)	($0.03)
Dilutive impact on 2018 of assets sold in 2017	($1.5)	($0.01)
Dilutive impact on 2018 of assets sold in 2018	($7.5)	($0.05)
Straight-line rent	$17	$0.11
Amortization of acquired above and below-market leases (net-revenue)	$15	$0.10
Interest Expense(c)	$279

(a)	Excludes non-cash items of straight-line and above/below market adjustments to minimum rents. Includes lease termination income.
(b)	All joint venture amounts included at pro rata.
(c)	Excludes financing expense in connection with the adoption of ASC 606 (Chandler Freehold).

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

			As of June 30,
			2018	2017
			dollars in millions
Straight-line rent receivable			$104.2	$86.0

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
	dollars in millions
Lease termination income	$2.4	$9.1	$5.4	$11.8
Straight-line rental income	$4.4	$4.8	$8.6	$8.4
Business development and parking income (b)	$14.0	$16.3	$27.6	$31.1
(Loss) gain on sales or write down of undepreciated assets	$0.9	$0.0	$(0.4)	$0.7
Amortization of acquired above and below-market leases (net-revenue)	$4.2	$4.0	$8.2	$7.8
Amortization of debt premiums	$0.2	$0.9	$0.4	$1.8
Interest capitalized	$7.2	$5.0	$13.9	$8.9

(a)	All joint venture amounts included at pro rata.
(b)	Included in other income

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures(a)

	For the Six Months Ended		Year Ended 12/31/17	Year Ended 12/31/16
	6/30/18	6/30/17
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$17.5	$15.6	$38.2	$56.8
Development, redevelopment, expansions and renovations of Centers	82.3	54.9	152.1	183.2
Tenant allowances	6.6	5.2	11.5	19.2
Deferred leasing charges	9.3	12.4	26.5	24.8

Total	$115.7	$88.1	$228.3	$284.0

Unconsolidated Joint Venture Centers
Acquisitions of property and equipment	$4.5	$3.7	$16.0	$349.8
Development, redevelopment, expansions and renovations of Centers	59.7	61.5	121.8	101.1
Tenant allowances	4.1	2.0	6.8	11.3
Deferred leasing charges	4.9	3.7	6.2	7.1

Total	$73.2	$70.9	$150.8	$469.3

(a)	All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2018	$601	$818	$692
06/30/2017	$581	$739	$646
12/31/2017	$584	$765	$660
12/31/2016(b)	$573	$710	$630
12/31/2015(c)	$579	$763	$635
12/31/2014(d)	$556	$724	$587

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.
(b)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from sales per square foot as of December 31, 2016.
(c)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from sales per square foot as of December 31, 2015.
(d)	On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Great Northern Mall is excluded from Sales per square foot as of December 31, 2014.

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 6/30/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	6/30/2018 (a)	12/31/2017 (a)	6/30/2017 (a)	6/30/2018 (b)	12/31/2017 (b)	6/30/2017 (b)
Group 1: Top 10
Corte Madera, Village at	$1,718	$1,532	$1,510	94.2%	97.4%	97.4%
Queens Center	$1,480	$1,461	$1,413	99.0%	99.5%	97.2%
Broadway Plaza	$1,320	$1,326	n/a	99.0%	97.6%	n/a
Washington Square	$1,174	$1,119	$1,151	96.9%	95.2%	97.1%
Biltmore Fashion Park	$1,019	$913	$900	91.7%	95.6%	95.6%
Scottsdale Fashion Square	$1,013	$765	$739	90.4%	91.3%	91.9%
Tysons Corner Center	$985	$980	$982	93.8%	96.6%	96.9%
Los Cerritos Center	$980	$947	$951	97.3%	96.3%	96.5%
North Bridge, The Shops at	$897	$875	$899	97.8%	98.8%	98.7%
Tucson La Encantada	$853	$785	$765	91.1%	94.2%	93.1%

Total Top 10:	$1,117	$1,037	$1,011	94.9%	95.9%	95.9%	12.8%	31.2%

Group 2: Top 11-20
Fashion Outlets of Chicago	$819	$782	$783	97.2%	95.9%	95.8%
Santa Monica Place	$798	$808	$817	86.3%	89.2%	84.6%
Arrowhead Towne Center	$783	$770	$774	96.7%	95.5%	95.5%
Fresno Fashion Fair	$737	$735	$728	93.1%	94.3%	95.1%
Kierland Commons	$716	$678	$679	97.0%	96.2%	93.8%
Vintage Faire Mall	$700	$685	$691	98.1%	98.1%	98.3%
Twenty Ninth Street	$694	$647	$643	93.5%	97.3%	97.0%
Chandler Fashion Center	$693	$674	$667	97.6%	94.7%	93.8%
Kings Plaza Shopping Center	$688	$686	$693	97.5%	96.6%	97.1%
Country Club Plaza	n/a	n/a	n/a	n/a	n/a	n/a

Total Top 11-20:	$734	$710	$700	94.4%	95.0%	93.7%	12.7%	25.0%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 6/30/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	6/30/2018 (a)	12/31/2017 (a)	6/30/2017 (a)	6/30/2018 (b)	12/31/2017 (b)	6/30/2017 (b)
Group 3: Top 21-30
Stonewood Center	$665	$638	$610	93.3%	93.1%	91.7%
Green Acres Mall	$645	$615	$626	97.4%	97.9%	96.0%
Freehold Raceway Mall	$636	$622	$635	98.4%	97.0%	97.1%
Oaks, The	$635	$571	$543	86.7%	93.0%	93.8%
Danbury Fair Mall	$616	$614	$634	93.1%	92.1%	92.5%
FlatIron Crossing	$581	$558	$545	96.4%	96.7%	95.6%
SanTan Village Regional Center	$572	$548	$534	96.5%	97.6%	97.1%
Victor Valley, Mall of	$548	$534	$536	98.1%	97.9%	96.2%
Inland Center	$542	$542	$550	96.0%	95.3%	97.1%
Deptford Mall	$529	$526	$546	96.9%	98.0%	96.5%

Total Top 21-30:	$603	$581	$581	95.4%	96.0%	95.4%	13.9%	25.0%

Group 4: Top 31-40
Lakewood Center	$487	$479	$484	96.3%	97.4%	98.2%
La Cumbre Plaza	$478	$486	$493	85.9%	88.0%	84.4%
West Acres	$461	$477	$491	98.4%	96.5%	93.6%
South Plains Mall	$458	$433	$420	92.3%	91.5%	90.1%
Valley River Center	$447	$451	$471	94.8%	96.9%	98.7%
Pacific View	$437	$427	$437	94.5%	95.1%	95.2%
Superstition Springs Center	$365	$376	$378	91.1%	89.5%	92.6%
Eastland Mall	$357	$360	$365	96.0%	96.7%	95.4%
Fashion Outlets of Niagara Falls USA	$348	$351	$346	92.2%	90.2%	90.7%
Desert Sky Mall	$333	$321	$329	96.9%	98.5%	98.7%

Total Top 31-40:	$416	$415	$419	94.4%	94.5%	94.4%	13.5%	13.6%

Total Top 40:	$717	$684	$670	94.8%	95.4%	94.8%	13.1%	94.8%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 6/30/2018 (c)	% of Portfolio 2018 Forecast Pro Rata Real Estate NOI (d)
Properties	6/30/2018 (a)	12/31/2017 (a)	6/30/2017 (a)	6/30/2018 (b)	12/31/2017 (b)	6/30/2017 (b)
Group 5: 41-45
NorthPark Mall
SouthPark Mall
Towne Mall
Valley Mall
Wilton Mall

Total 41-45:	$285	$281	$285	88.5%	89.6%	88.5%	11.1%

Centers under Redevelopment
Fashion District Philadelphia (e) (f)
Paradise Valley Mall (e)
Westside Pavilion (e)
48 REGIONAL SHOPPING CENTERS (g)	$692	$660	$646	94.3%	95.0%	94.4%	13.0%	98.3%

Community / Power Centers and various other assets								1.7%

TOTAL ALL PROPERTIES							13.0%	100.0%

The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of June 30, 2018.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents “Tenant Occupancy Costs” divided by “Tenant Sales”. Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of Portfolio 2018 Forecast Pro Rata Real Estate NOI is based on the guidance range reaffirmed on August 1, 2018, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(e)	These assets are (or were previously) under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(f)	On July 30, 2014, the Company formed a joint venture to redevelop and rebrand The Gallery in Philadelphia, Pennsylvania.
(g)	Properties sold prior to June 30, 2018 are excluded in both current and prior periods above.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2018	94.0%	94.7%	94.3%
06/30/2017	94.0%	94.9%	94.4%
12/31/2017	94.4%	95.6%	95.0%
12/31/2016(b)	94.8%	96.2%	95.4%

(a)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(b)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from occupancy as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
06/30/2018	$56.91	$55.61	$49.07
06/30/2017	$55.26	$56.48	$46.54
12/31/2017	$55.08	$57.36	$49.61
12/31/2016(e)	$53.51	$53.48	$44.77
Unconsolidated Joint Venture Centers
06/30/2018	$62.87	$63.46	$58.12
06/30/2017	$59.55	$61.83	$55.19
12/31/2017	$60.99	$63.50	$55.50
12/31/2016	$57.90	$64.78	$57.29
All Regional Shopping Centers
06/30/2018	$58.84	$57.91	$51.57
06/30/2017	$56.60	$58.08	$49.01
12/31/2017	$56.97	$59.20	$51.39
12/31/2016(e)	$54.87	$56.57	$48.08

(a)	Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.
(b)	Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.
(c)	The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.
(d)	The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.
(e)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from the table above as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For the trailing twelve months ended June 30, 2018	For Years Ended December 31,
		2017	2016(a)
Consolidated Centers
Minimum rents	9.4%	9.5%	9.4%
Percentage rents	0.3%	0.3%	0.4%
Expense recoveries(b)	4.1%	4.2%	4.3%

Total	13.8%	14.0%	14.1%

	For the trailing twelve months ended June 30, 2018	For Years Ended December 31,
		2017	2016
Unconsolidated Joint Venture Centers
Minimum rents	8.3%	8.6%	8.6%
Percentage rents	0.3%	0.3%	0.3%
Expense recoveries(b)	3.7%	3.8%	3.9%

Total	12.3%	12.7%	12.8%

	For the trailing twelve months ended June 30, 2018	For Years Ended December 31,
		2017	2016(a)
All Centers
Minimum rents	8.8%	9.0%	9.0%
Percentage rents	0.3%	0.3%	0.3%
Expense recoveries(b)	3.9%	4.0%	4.1%

Total	13.0%	13.3%	13.4%

(a)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from cost of occupancy as of December 31, 2016.
(b)	Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Percentage of Net Operating Income by State

State	% of Portfolio 2018 Forecast Real Estate Pro Rata NOI(a)
California	27.1%
New York	22.4%
Arizona	16.0%
Colorado, Illinois & Missouri	9.5%
Pennsylvania & Virginia	8.8%
New Jersey & Connecticut	7.5%
Oregon	4.3%
Other(b)	4.4%

Total	100.0%

(a)	The percentage of Portfolio 2018 Forecast Pro Rata Real Estate NOI is based on guidance reaffirmed on August 1, 2018, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(b)	“Other” includes Indiana, Iowa, Kentucky, North Dakota and Texas.

The Macerich Company

Property Listing

June 30, 2018

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,318,000
2	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2016	1,269,000
3	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	893,000
4	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,026,000
5	100%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	538,000
6	100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2014	688,000
7	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,672,000
8	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	992,000
9	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2016	2,069,000
10	100%	Inland Center San Bernardino, California	1966/2004	2016	870,000
11	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2018	1,138,000
12	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	492,000
13	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
14	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,198,000
15	100%	Pacific View Ventura, California	1965/1996	2001	1,061,000
16	100%	Queens Center(c) Queens, New York	1973/1995	2004	963,000
17	100%	Santa Monica Place Santa Monica, California	1980/1999	2015	525,000
18	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,115,000
19	100%	SouthPark Mall Moline, Illinois	1974/1998	2015	863,000
20	100%	Stonewood Center(c) Downey, California	1953/1997	1991	933,000
21	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,041,000
22	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000

The Macerich Company

Property Listing

June 30, 2018

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
23	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	244,000
24	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	505,000
25	100%	Valley River Center Eugene, Oregon	1969/2006	2007	868,000
26	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	577,000
27	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,138,000
28	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	734,000

		Total Consolidated Centers			26,130,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
29	60%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2015	1,197,000
30	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	517,000
31	50%	Broadway Plaza(c) Walnut Creek, California	1951/1985	2016	888,000
32	50.1%	Corte Madera, The Village at Corte Madera, California	1985/1998	2005	461,000
33	50%	Country Club Plaza Kansas City, Missouri	1922/2016	2015	1,003,000
34	51%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
35	51%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
36	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	436,000
37	60%	Lakewood Center Lakewood, California	1953/1975	2008	2,070,000
38	60%	Los Cerritos Center(c) Cerritos, California	1971/1999	2016	1,305,000
39	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	674,000
40	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2015	1,839,000
41	60%	South Plains Mall Lubbock, Texas	1972/1998	2017	1,128,000
42	51%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	848,000
43	50%	Tysons Corner Center Tysons Corner, Virginia	1968/2005	2014	1,974,000
44	60%	Washington Square Portland, Oregon	1974/1999	2005	1,442,000
45	19%	West Acres Fargo, North Dakota	1972/1986	2001	908,000

		Total Unconsolidated Joint Venture Centers			19,165,000

The Macerich Company

Property Listing

June 30, 2018

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
46	50%	Fashion District Philadelphia(d) Philadelphia, Pennsylvania	1977/2014	ongoing	850,000
47	100%	Paradise Valley Mall(f) Phoenix, Arizona	1979/2002	2009	1,202,000
48	25%	Westside Pavilion(f) Los Angeles, California	1985/1998	2007	755,000

		Total Regional Shopping Centers			48,102,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	372,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	39.9%	Estrella Falls, The Market at(d)(e) Goodyear, Arizona	2009/—	2016	298,000
4	100%	Southridge Center(f) Des Moines, Iowa	1975/1998	2013	848,000
5	100%	Superstition Springs Power Center(f) Mesa, Arizona	1990/2002	—	206,000
6	100%	The Marketplace at Flagstaff(c)(f) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			2,177,000

OTHER ASSETS:
	100%	Various(f)(g)			447,000
	86.6%	Estrella Falls(f) Goodyear, Arizona			79,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(d) Tysons Corner, Virginia			174,000
	50%	Hyatt Regency Tysons Corner Center(d) Tysons Corner, Virginia			290,000
	50%	VITA Tysons Corner Center(d) Tysons Corner, Virginia			510,000
	50%	Tysons Tower(d) Tysons Corner, Virginia			529,000

		Total Other Assets			2,152,000

		Grand Total at June 30, 2018			52,431,000

(a)	The Company’s ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 25 and 26 regarding the legal versus economic ownership of joint venture entities.
(b)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2018.

The Macerich Company

Property Listing

June 30, 2018

(c)	Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 43 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.
(d)	Included in Unconsolidated Joint Venture Centers.
(e)	On July 6, 2018, the Company’s joint venture sold The Market at Estrella Falls.
(f)	Included in Consolidated Centers.
(g)	The Company owns an office building and seven stores located at shopping centers not owned by the Company. Of the seven stores, one is leased to Forever 21, one is leased to Kohl’s, two are vacant, and three have been leased for non-Anchor uses. With respect to the office building and four of the seven stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining three stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

The Macerich Company

Joint Venture List as of June 30, 2018

The following table sets forth certain information regarding the Centers and other operating properties that are not wholly owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and financing arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of June 30, 2018.

Properties	Legal Ownership(a)	Economic Ownership(b)	Joint Venture	Total GLA(c)
Arrowhead Towne Center(d)	60%	60%	New River Associates LLC	1,197,000
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	372,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	517,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	888,000
Chandler Fashion Center(d)(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,318,000
Corte Madera, The Village at	50.1%	50.1%	Corte Madera Village, LLC	461,000
Country Club Plaza	50%	50%	Country Club Plaza KC Partners LLC	1,003,000
Deptford Mall(d)	51%	51%	Macerich HHF Centers LLC	1,040,000
Estrella Falls	86.6%	86.6%	Westcor Goodyear RSC LLC	79,000
Estrella Falls, The Market at(f)	39.9%	39.9%	The Market at Estrella Falls LLC	298,000
Fashion District Philadelphia	50%	50%	Various Entities	850,000
FlatIron Crossing	51%	51%	Macerich HHF Centers LLC	1,435,000
Freehold Raceway Mall(d)(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,672,000
Hyatt Regency Tysons Corner Center	50%	50%	Tysons Corner Hotel I LLC	290,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	436,000
Lakewood Center	60%	60%	Pacific Premier Retail LLC	2,070,000
Los Cerritos Center(d)	60%	60%	Pacific Premier Retail LLC	1,305,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	674,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,115,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,839,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Macerich Seritage Portfolio(g)	50%	50%	MS Portfolio LLC	1,550,000
South Plains Mall(d)	60%	60%	Pacific Premier Retail LLC	1,128,000
Twenty Ninth Street	51%	51%	Macerich HHF Centers LLC	848,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,974,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	174,000
Tysons Tower	50%	50%	Tysons Corner Property LLC	529,000
VITA Tysons Corner Center	50%	50%	Tysons Corner Property LLC	510,000
Washington Square(d)	60%	60%	Pacific Premier Retail LLC	1,442,000
West Acres	19%	19%	West Acres Development, LLP	908,000
Westside Pavilion(h)	25%	25%	HPP-MAC WSP, LLC	755,000

(a)	This column reflects the Company’s legal ownership in the listed properties as of June 30, 2018. Legal ownership may, at times, not equal the Company’s economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company’s actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company’s joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.
(b)

Economic ownership represents the allocation of cash flow to the Company as of June 30, 2018, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a

The Macerich Company

Joint Venture List as of June 30, 2018

capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company’s economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.
(c)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2018.
(d)	These centers have a Sears store which is owned by MS Portfolio LLC, see footnote (g) below. The GLA of the Sears store at the seven centers indicated with footnote (d) in the table above is included in Total GLA at the center level. The GLA for the Sears store at these seven centers plus the GLA of the Sears store at two wholly owned centers, Danbury Fair Mall and Vintage Faire Mall, are also aggregated into the 1,550,000 square feet in the MS Portfolio LLC above.
(e)	The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; and, thereafter, pro rata 35% to the third-party partner and 65% to the Company.
(f)	Columns 1 and 2 reflect the Company’s indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the “MW Joint Venture”) which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members’ relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members’ relative legal ownership percentages. On July 6, 2018, the Company’s joint venture sold The Market at Estrella Falls.
(g)	On April 30, 2015 Sears Holdings Corporation (“Sears”) and the Company announced that they had formed a joint venture, MS Portfolio LLC. Sears contributed nine stores (located at Arrowhead Towne Center, Chandler Fashion Center, Danbury Fair Mall, Deptford Mall, Freehold Raceway Mall, Los Cerritos Center, South Plains Mall, Vintage Faire Mall and Washington Square) to the joint venture and the Company contributed $150 million in cash to the joint venture. The lease arrangements between Sears and the joint venture provide the ability to create additional value through recapturing certain space leased to Sears in these properties and re-leasing that space to third-party tenants. For example, Primark has leased space in portions of the Sears stores at Danbury Fair Mall and Freehold Raceway Mall. On July 7, 2015, Sears assigned its ownership interest in MS Portfolio LLC to Seritage MS Holdings LLC.
(h)	The Company has entered into a commitment to contribute the property to the joint venture for $190.0 million within one year, which is the purchase price agreed to by the joint venture for the existing buildings and land.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company’s pro rata share)(a)

	As of June 30, 2018
	Fixed Rate	Floating Rate	Total
	(Dollars in thousands)
Mortgage notes payable	$3,611,397	$623,700	$4,235,097
Bank and other notes payable	4,114	728,687	732,801

Total debt per Consolidated Balance Sheet	3,615,511	1,352,387	4,967,898
Adjustments:
Less: Noncontrolling interests or financing arrangement share of debt from consolidated joint ventures	(423,747)	—	(423,747)

Adjusted Consolidated Debt	3,191,764	1,352,387	4,544,151
Add: Company’s share of debt from unconsolidated joint ventures	2,946,947	229,082	3,176,029

Total Company’s Pro Rata Share of Debt	$6,138,711	$1,581,469	$7,720,180

Weighted average interest rate	3.85%	3.78%	3.84%
Weighted average maturity (years)			5.61

(a)	The Company’s pro rata share of debt represents (i) consolidated debt, minus the Company’s partners’ share of the amount from consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of debt from unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that this measure provides useful information to investors regarding the Company’s financial condition because it includes the Company’s share of debt from unconsolidated joint ventures and, for consolidated debt, excludes the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and presenting its pro rata share of debt in this manner can help investors better understand the Company’s financial condition after taking into account the Company’s economic interest in these joint ventures. The Company’s pro rata share of debt should not be considered as a substitute to the Company’s total debt determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2018
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
SanTan Village Regional Center (b)	06/01/19	3.14%	$104,543	$—	$104,543
Chandler Fashion Center (c)	07/01/19	3.77%	100,168	—	100,168
Kings Plaza Shopping Center	12/03/19	3.67%	442,204	—	442,204
Danbury Fair Mall	10/01/20	5.53%	205,726	—	205,726
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	111,219	—	111,219
Green Acres Mall	02/03/21	3.61%	288,043	—	288,043
Prasada (d)	05/30/21	5.25%	2,057	—	2,057
Tucson La Encantada	03/01/22	4.23%	66,175	—	66,175
Pacific View	04/01/22	4.08%	122,895	—	122,895
Oaks, The	06/05/22	4.14%	194,409	—	194,409
Westside Pavilion (e)	10/01/22	4.49%	34,883	—	34,883
Towne Mall	11/01/22	4.48%	20,948	—	20,948
Victor Valley, Mall of	09/01/24	4.00%	114,646	—	114,646
Queens Center	01/01/25	3.49%	600,000	—	600,000
Vintage Faire	03/06/26	3.55%	261,025	—	261,025
Fresno Fashion Fair	11/01/26	3.67%	323,360	—	323,360
Freehold Raceway Mall (c)	11/01/29	3.94%	199,463	—	199,463

Total Fixed Rate Debt for Consolidated Assets		3.87%	$3,191,764	$—	$3,191,764

Fashion Outlets of Chicago	03/31/20	3.64%	$—	$199,460	$199,460
Green Acres Commons (f)	03/29/21	4.69%	—	127,545	127,545
The Macerich Partnership, L.P. - Line of Credit (f)	07/06/21	3.71%	—	728,687	728,687
Santa Monica Place (f)	12/09/22	3.67%	—	296,695	296,695

Total Floating Rate Debt for Consolidated Assets		3.78%	$—	$1,352,387	$1,352,387

Total Debt for Consolidated Assets		3.84%	$3,191,764	$1,352,387	$4,544,151

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2018
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
II. Unconsolidated Assets (At Company’s pro rata share):
FlatIron Crossing (51%)	01/05/21	2.81%	$123,836	$—	$123,836
Washington Square Mall (60%)	11/01/22	3.65%	330,000	—	330,000
Deptford Mall (51%)	04/03/23	3.55%	94,231	—	94,231
Scottsdale Fashion Square (50%)	04/03/23	3.02%	232,605	—	232,605
Tysons Corner Center (50%)	01/01/24	4.13%	386,313	—	386,313
South Plains Mall (60%)	11/06/25	4.22%	120,000	—	120,000
Twenty Ninth Street (51%)	02/06/26	4.10%	76,500	—	76,500
Country Club Plaza (50%)	04/01/26	3.88%	159,632	—	159,632
Lakewood Center (60%)	06/01/26	4.15%	220,345	—	220,345
Kierland Commons (50%)	04/01/27	3.98%	109,974	—	109,974
Los Cerritos Center (60%)	11/01/27	4.00%	315,000	—	315,000
Arrowhead Towne Center (60%)	02/01/28	4.05%	240,000	—	240,000
North Bridge, The Shops at (50%)	06/01/28	3.71%	186,963	—	186,963
Corte Madera, The Village at (50.1%)	09/01/28	3.53%	112,370	—	112,370
Broadway Plaza (50%)	04/01/30	4.19%	224,395	—	224,395
West Acres (19%)	03/01/32	4.61%	14,783	—	14,783

Total Fixed Rate Debt for Unconsolidated Assets		3.84%	$2,946,947	$—	$2,946,947

Boulevard Shops (50%)	12/16/18	3.87%	$—	$9,243	$9,243
Estrella Falls, The Market at (39.9%) (g)	02/05/20	4.02%	—	9,614	9,614
Atlas Park (50%) (f)	10/28/20	4.05%	—	26,402	26,402
Pacific Premier Retail LLC (60%)	10/31/22	3.18%	—	60,000	60,000
Fashion District Philadelphia (50%)	01/22/23	3.96%	—	123,823	123,823

Total Floating Rate Debt for Unconsolidated Assets		3.76%	$—	$229,082	$229,082

Total Debt for Unconsolidated Assets		3.83%	$2,946,947	$229,082	$3,176,029

Total Debt		3.84%	$6,138,711	$1,581,469	$7,720,180

Percentage to Total			79.52%	20.48%	100.00%

(a)	The debt balances include the unamortized debt premiums/discounts and loan finance costs. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions. Debt premiums/discounts and loan finance costs are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the table represents the effective interest rate, including the debt premiums/discounts and loan finance costs.
(b)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 84.9%.
(c)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.1%.
(d)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.0%.
(e)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 25.0%.
(f)	The maturity date assumes that all available extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.
(g)	On July 6, 2018, the loan was paid off in connection with the sale of the underlying property.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of June 30, 2018

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2018	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Fashion District Philadelphia Philadelphia, PA	Redevelopment of The Gallery in downtown Philadelphia; includes Burlington, Century 21, H&M, AMC Theaters and other retail, entertainment and restaurant uses	$400 - $420(d)	50.0%	$200 - $210(d)	$140	2019	7 - 7.5%(d)
Scottsdale Fashion Square Scottsdale, AZ	Redevelopment of former Barneys anchor (flagship technology retailer and co-working); 70,000 sf exterior expansion with restaurants and fitness leading into a luxury wing	$140 - $160	50.0%	$70 - $80	$17	2019	6 - 6.5%

Total In-Process		$540 - $580		$270 - $290	$157

Shadow Pipeline of Developments and Redevelopments(f):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2018	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Westside Pavilion Los Angeles, CA	Redevelopment of an existing retail center into approximately 500,000 sf of creative office with approximately 100,000 sf of existing retail and entertainment space	$425 - $475(e)	25.0%	$106 - $119(e)	$1	2021	6.5 - 7%(e)

Total Shadow Pipeline		$425 - $475		$106 - $119	$1

(a)	Much of this information is estimated and may change from time to time. See the Company’s forward-looking disclosure on pages 1 and 2 for factors that may affect the information provided in this table
(b)	This excludes GAAP allocations of non cash and indirect costs.
(c)	Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non cash and indirect costs.
(d)	This reflects incremental project costs and income subsequent to the Company’s $106.8 million investment in July 2014. Total Costs are net of $25 million of approved public financing grants that will be a reduction of costs.
(e)	Includes the purchase price agreed to by the joint venture for the existing buildings and land totaling $190 million.
(f)	This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. There is no certainty that the Company will develop or redevelop any or all of these potential projects.

The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange

Symbol: MAC

The following table shows high and low sales prices per share of common stock during each quarter in 2018, 2017 and 2016 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2016	$82.88	$72.99	$2.68	(a)
June 30, 2016	$85.39	$71.82	$0.68
September 30, 2016	$94.51	$78.76	$0.68
December 31, 2016	$80.54	$66.00	$0.71
March 31, 2017	$73.34	$62.14	$0.71
June 30, 2017	$67.18	$56.06	$0.71
September 30, 2017	$61.55	$52.12	$0.71
December 31, 2017	$67.53	$52.45	$0.74
March 31, 2018	$69.73	$54.35	$0.74
June 30, 2018	$60.00	$53.55	$0.74

(a)	Includes a special dividend of $2.00 per common share paid on January 6, 2016.

Dividend Reinvestment Plan

Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com